EXHIBIT 99.3

                               UBS Investment Bank
                            Fixed Bid Stratification

         Available; No PIF's; AF30 high net, high ltv; wala le 5 months
================================================================================


--------------------------------------------------------------------------------
Pool Summary                              COUNT                UPB            %
--------------------------------------------------------------------------------
Conforming                                  275     $40,754,389.00        70.55%
Non-Conforming                               43      17,009,255.00        29.45
--------------------------------------------------------------------------------
Total:                                      318     $57,763,644.00       100.00%
--------------------------------------------------------------------------------
Adjusted Balance: $57,763,644.16
Data as of Date: 2004-07-01
GROSS WAC: 7.4170%
NET WAC: 7.062%
% SF/PUD: 82.95%
% FULL/ALT: 0.00%
% CASHOUT: 25.61%
% PURCHASE: 68.06%
% INVESTOR: 0.62%
% BUYDOWN: 0.00%
% LTV > 80 NO MI: 0.00%
WA LTV: 92.77%
% FICO > 679: 50.84%
% NO FICO: 0.00%
WA FICO: 687
% FIRST LIEN: 100.00%
% PREPAY PENALTY: 32.85%
CALIFORNIA %: 5.98%
Latest Maturity Date: 20340701
Loans with Prepay Penalties: 32.85%
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Product Type                              COUNT                UPB            %
--------------------------------------------------------------------------------
30 YR FXD                                   318     $57,763,644.00       100.00%
--------------------------------------------------------------------------------
Total:                                      318     $57,763,644.00       100.00%
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Original Balance                          COUNT                UPB            %
--------------------------------------------------------------------------------
$0.01 - $50,000.00                            9        $378,472.00         0.65%
$50,000.01 - $100,000.00                     78       6,009,018.00        10.39
$100,000.01 - $150,000.00                    76       9,312,897.00        16.10
$150,000.01 - $200,000.00                    51       8,703,318.00        15.04
$200,000.01 - $250,000.00                    27       5,949,858.00        10.29
$250,000.01 - $300,000.00                    19       5,266,950.00         9.10
$300,000.01 - $350,000.00                    23       7,558,830.00        13.07
$350,000.01 - $400,000.00                    22       8,182,161.00        14.14
$400,000.01 - $450,000.00                     4       1,743,700.00         3.01
$450,000.01 - $500,000.00                     4       1,955,500.00         3.38
$500,000.01 - $550,000.00                     2       1,031,150.00         1.78
$550,000.01 - $600,000.00                     3       1,757,750.00         3.04
--------------------------------------------------------------------------------
Total:                                      318     $57,849,604.00       100.00%
--------------------------------------------------------------------------------
Minimum: $30,400.00
Maximum: $590,750.00
Average: $181,916.99
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Unpaid Balance                            COUNT                UPB            %
--------------------------------------------------------------------------------
$0.01 - $50,000.00                            9        $378,108.00         0.65%
$50,000.01 - $100,000.00                     78       6,003,506.00        10.39
$100,000.01 - $150,000.00                    76       9,305,986.00        16.11
$150,000.01 - $200,000.00                    51       8,695,733.00        15.05
$200,000.01 - $250,000.00                    27       5,942,027.00        10.29
$250,000.01 - $300,000.00                    19       5,263,107.00         9.11
$300,000.01 - $350,000.00                    23       7,544,264.00        13.06
$350,000.01 - $400,000.00                    22       8,158,955.00        14.12
$400,000.01 - $450,000.00                     4       1,738,115.00         3.01
$450,000.01 - $500,000.00                     4       1,952,039.00         3.38
$500,000.01 - $550,000.00                     2       1,028,576.00         1.78
$550,000.01 - $600,000.00                     3       1,753,229.00         3.04
--------------------------------------------------------------------------------
Total:                                      318     $57,763,644.00       100.00%
--------------------------------------------------------------------------------
Minimum: $30,400.00
Maximum: $588,979.81
Average: $181,646.68
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Gross Rate                                COUNT                UPB            %
--------------------------------------------------------------------------------
6.751% - 7.000%                               7      $2,190,972.00         3.79%
7.001% - 7.250%                             142      24,534,104.00        42.47
7.251% - 7.500%                              89      17,154,987.00        29.70
7.501% - 7.750%                              43       7,116,580.00        12.32
7.751% - 8.000%                              26       4,445,107.00         7.70
8.001% - 8.250%                               9       1,751,040.00         3.03
8.251% - 8.500%                               1         173,850.00         0.30
9.251% - 9.500%                               1         397,006.00         0.69
--------------------------------------------------------------------------------
Total:                                      318     $57,763,644.00       100.00%
--------------------------------------------------------------------------------
Minimum: 7.000%
Maximum: 9.500%
Weighted Average: 7.417%
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Net Rate                                  COUNT                UPB            %
--------------------------------------------------------------------------------
6.501% - 6.750%                              83     $13,680,184.00        23.68%
6.751% - 7.000%                             113      22,173,188.00        38.39
7.001% - 7.250%                              62      10,939,646.00        18.94
7.251% - 7.500%                              36       6,217,769.00        10.76
7.501% - 7.750%                              19       3,518,780.00         6.09
7.751% - 8.000%                               4         837,071.00         1.45
8.251% - 8.500%                               1         397,006.00         0.69
--------------------------------------------------------------------------------
Total:                                      318     $57,763,644.00       100.00%
--------------------------------------------------------------------------------
Minimum: 6.750%
Maximum: 8.460%
Weighted Average: 7.062%
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Original Term to Maturity                 COUNT                UPB            %
--------------------------------------------------------------------------------
360 - 360                                   318     $57,763,644.00       100.00%
--------------------------------------------------------------------------------
Total:                                      318     $57,763,644.00       100.00%
--------------------------------------------------------------------------------
Minimum: 360
Maximum: 360
Weighted Average: 360
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
The information herein has been provided solely by UBS Investment Bank. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Investment Bank.
================================================================================

                                Jul 27, 2004 16:56                 Page 1  of  4

                               UBS Investment Bank
                            Fixed Bid Stratification

         Available; No PIF's; AF30 high net, high ltv; wala le 5 months
================================================================================


--------------------------------------------------------------------------------
Remaining Term to Stated Maturity         COUNT                UPB            %
--------------------------------------------------------------------------------
301 - 359                                   224     $43,684,456.00        75.63%
360 - 360                                    94      14,079,188.00        24.37
--------------------------------------------------------------------------------
Total:                                      318     $57,763,644.00       100.00%
--------------------------------------------------------------------------------
Minimum: 355
Maximum: 360
Weighted Average: 358
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Seasoning                                 COUNT                UPB            %
--------------------------------------------------------------------------------
<= 0                                         94     $14,079,188.00        24.37%
1 - 1                                       107      16,244,262.00        28.12
2 - 2                                        51       8,115,330.00        14.05
3 - 3                                        26       7,860,760.00        13.61
4 - 4                                        24       6,673,732.00        11.55
5 - 5                                        16       4,790,372.00         8.29
--------------------------------------------------------------------------------
Total:                                      318     $57,763,644.00       100.00%
--------------------------------------------------------------------------------
Minimum: 0
Maximum: 5
Weighted Average: 2
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
FICO Scores                               COUNT                UPB            %
--------------------------------------------------------------------------------
620 - 629                                    19      $2,819,612.00         4.88%
630 - 639                                    24       4,413,228.00         7.64
640 - 649                                    27       4,035,717.00         6.99
650 - 659                                    24       3,574,650.00         6.19
660 - 669                                    28       6,212,430.00        10.75
670 - 679                                    37       7,342,917.00        12.71
680 - 689                                    25       5,535,774.00         9.58
690 - 699                                    22       4,064,602.00         7.04
700 - 709                                    25       4,377,077.00         7.58
710 - 719                                    18       2,679,084.00         4.64
720 - 729                                    12       2,214,761.00         3.83
730 - 739                                    16       2,525,435.00         4.37
740 - 749                                    13       3,344,750.00         5.79
750 - 759                                     5         946,550.00         1.64
760 - 769                                    10       1,257,159.00         2.18
770 - 779                                     6         885,713.00         1.53
780 - 789                                     7       1,534,186.00         2.66
--------------------------------------------------------------------------------
Total:                                      318     $57,763,644.00       100.00%
--------------------------------------------------------------------------------
Minimum: 620
Maximum: 789
Weighted Average: 687
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Loan To Value Ratio                       COUNT                UPB            %
--------------------------------------------------------------------------------
80.001% - 85.000%                             6      $1,972,058.00         3.41%
85.001% - 90.000%                            88      18,821,059.00        32.58
90.001% - 95.000%                           224      36,970,527.00        64.00
--------------------------------------------------------------------------------
Total:                                      318     $57,763,644.00       100.00%
--------------------------------------------------------------------------------
Minimum: 85.00%
Maximum: 95.00%
Weighted Average: 92.77%
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Combined Loan To Value Ratio              COUNT                UPB            %
--------------------------------------------------------------------------------
80.001% - 85.000%                             6      $1,972,058.00         3.41%
85.001% - 90.000%                            88      18,821,059.00        32.58
90.001% - 95.000%                           224      36,970,527.00        64.00
--------------------------------------------------------------------------------
Total:                                      318     $57,763,644.00       100.00%
--------------------------------------------------------------------------------
Minimum: 85.00%
Maximum: 95.00%
Weighted Average: 92.78%
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
DTI                                       COUNT                UPB            %
--------------------------------------------------------------------------------
<= 0.000%                                   311     $54,933,214.00        95.10%
21.001% - 26.000%                             1         378,225.00         0.65
26.001% - 31.000%                             1         346,342.00         0.60
36.001% - 41.000%                             2       1,028,576.00         1.78
41.001% - 46.000%                             2         769,282.00         1.33
46.001% - 51.000%                             1         308,005.00         0.53
--------------------------------------------------------------------------------
Total:                                      318     $57,763,644.00       100.00%
--------------------------------------------------------------------------------
Minimum: 0.000%
Maximum: 48.000%
Weighted Average: 37.523%
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
The information herein has been provided solely by UBS Investment Bank. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Investment Bank.
================================================================================

                                Jul 27, 2004 16:56                 Page 2  of  4

                               UBS Investment Bank
                            Fixed Bid Stratification

         Available; No PIF's; AF30 high net, high ltv; wala le 5 months
================================================================================


--------------------------------------------------------------------------------
Geographic Concentration                  COUNT                UPB            %
--------------------------------------------------------------------------------
New Jersey                                   25      $6,749,165.00        11.68%
New York                                     21       5,354,008.00         9.27
Florida                                      23       4,785,441.00         8.28
California                                   12       3,455,677.00         5.98
Virginia                                     16       3,376,008.00         5.84
Maryland                                     12       3,088,138.00         5.35
Texas                                        18       2,408,451.00         4.17
Illinois                                     12       2,277,785.00         3.94
Minnesota                                    13       2,155,520.00         3.73
Georgia                                       9       1,846,453.00         3.20
Michigan                                      8       1,764,827.00         3.06
Ohio                                         16       1,736,322.00         3.01
Pennsylvania                                 12       1,602,396.00         2.77
Arizona                                       9       1,514,273.00         2.62
Massachusetts                                 5       1,107,865.00         1.92
Washington                                    5       1,049,092.00         1.82
North Carolina                                7       1,036,149.00         1.79
Colorado                                      6         995,031.00         1.72
New Mexico                                    8         957,454.00         1.66
Missouri                                      7         810,468.00         1.40
Nevada                                        3         803,042.00         1.39
Maine                                         5         790,320.00         1.37
Hawaii                                        2         769,749.00         1.33
Oregon                                        4         707,933.00         1.23
Wisconsin                                     5         657,012.00         1.14
Idaho                                         6         642,444.00         1.11
Iowa                                          7         617,288.00         1.07
Indiana                                       6         605,110.00         1.05
South Carolina                                5         471,407.00         0.82
Kansas                                        4         465,718.00         0.81
Oklahoma                                      4         414,432.00         0.72
District Of Columbia                          2         374,335.00         0.65
Louisiana                                     4         346,585.00         0.60
Utah                                          2         248,350.00         0.43
Vermont                                       1         224,720.00         0.39
Arkansas                                      2         213,200.00         0.37
Alabama                                       2         210,866.00         0.37
Montana                                       1         162,450.00         0.28
Delaware                                      1         145,350.00         0.25
South Dakota                                  1         132,750.00         0.23
Tennessee                                     1         131,477.00         0.23
Wyoming                                       1         126,350.00         0.22
Mississippi                                   1         125,875.00         0.22
Nebraska                                      2         125,806.00         0.22
Alaska                                        1         123,404.00         0.21
West Virginia                                 1          57,150.00         0.10
--------------------------------------------------------------------------------
Total:                                      318     $57,763,644.00       100.00%
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
North-South CA                            COUNT                UPB            %
--------------------------------------------------------------------------------
States Not CA                               306     $54,307,967.00        94.02%
South CA                                      8       2,182,331.00         3.78
North CA                                      4       1,273,346.00         2.20
--------------------------------------------------------------------------------
Total:                                      318     $57,763,644.00       100.00%
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Zip Code Concentration                    COUNT                UPB            %
--------------------------------------------------------------------------------
32771                                         2        $710,200.00         1.23%
96708                                         1         588,980.00         1.02
07853                                         1         585,049.00         1.01
10552                                         1         579,199.00         1.00
11419                                         1         521,409.00         0.90
Other                                       312      54,778,807.00        94.83
--------------------------------------------------------------------------------
Total:                                      318     $57,763,644.00       100.00%
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Loan Purpose                              COUNT                UPB            %
--------------------------------------------------------------------------------
Purchase                                    211     $39,314,115.00        68.06%
Cash Out Refi                                89      14,793,124.00        25.61
Rate & Term Refi                             18       3,656,405.00         6.33
--------------------------------------------------------------------------------
Total:                                      318     $57,763,644.00       100.00%
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Cashout Indicator                         COUNT                UPB            %
--------------------------------------------------------------------------------
No                                          229     $42,970,520.00        74.39%
Yes                                          89      14,793,124.00        25.61
--------------------------------------------------------------------------------
Total:                                      318     $57,763,644.00       100.00%
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Document Type                             COUNT                UPB            %
--------------------------------------------------------------------------------
No Doc                                      147     $21,470,225.00        37.17%
Stated Doc                                   68      11,732,204.00        20.31
No Ratio                                     68      11,512,342.00        19.93
No Income No Appraisal                       21       7,960,531.00        13.78
Reduced                                       6       2,655,693.00         4.60
No Income No Asset                            6       1,927,354.00         3.34
Stated Income Full Asset                      1         308,005.00         0.53
No Income Verified                            1         197,291.00         0.34
--------------------------------------------------------------------------------
Total:                                      318     $57,763,644.00       100.00%
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Property Type                             COUNT                UPB            %
--------------------------------------------------------------------------------
Single Family                               257     $42,653,096.00        73.84%
Pud                                          16       5,264,248.00         9.11
Two Family                                   19       5,156,621.00         8.93
Low Rise Condo (2-4 floors)                  17       2,247,051.00         3.89
Three Family                                  4       1,456,848.00         2.52
Condomimium                                   1         397,006.00         0.69
Four Family                                   2         340,788.00         0.59
High Rise Condo (gt 8 floors)                 2         247,986.00         0.43
--------------------------------------------------------------------------------
Total:                                      318     $57,763,644.00       100.00%
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Occupancy                                 COUNT                UPB            %
--------------------------------------------------------------------------------
Owner Occupied                              309     $55,818,588.00        96.63%
Second Home                                   8       1,584,721.00         2.74
Investor Occupied                             1         360,335.00         0.62
--------------------------------------------------------------------------------
Total:                                      318     $57,763,644.00       100.00%
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
The information herein has been provided solely by UBS Investment Bank. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Investment Bank.
================================================================================

                                Jul 27, 2004 16:56                 Page 3  of  4

                               UBS Investment Bank
                            Fixed Bid Stratification

         Available; No PIF's; AF30 high net, high ltv; wala le 5 months
================================================================================


--------------------------------------------------------------------------------
Prepayment Penalty (Months)               COUNT                UPB            %
--------------------------------------------------------------------------------
0.000                                       194     $38,787,499.00        67.15%
12.000                                        2         368,774.00         0.64
24.000                                      103      16,013,286.00        27.72
36.000                                       18       2,286,081.00         3.96
60.000                                        1         308,005.00         0.53
--------------------------------------------------------------------------------
Total:                                      318     $57,763,644.00       100.00%
--------------------------------------------------------------------------------
wa Term: 8.475
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Balloon Flag                              COUNT                UPB            %
--------------------------------------------------------------------------------
Not a Balloon Loan                          318     $57,763,644.00       100.00%
--------------------------------------------------------------------------------
Total:                                      318     $57,763,644.00       100.00%
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Lien Position                             COUNT                UPB            %
--------------------------------------------------------------------------------
1                                           318     $57,763,644.00       100.00%
--------------------------------------------------------------------------------
Total:                                      318     $57,763,644.00       100.00%
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Mortgage Ins.                             COUNT                UPB            %
--------------------------------------------------------------------------------
Amerin                                      122     $17,929,086.00        31.04%
Assumed MI for Levels Only                    1          65,028.00         0.11
GEMICO                                        2         668,418.00         1.16
MGIC                                          7       2,447,237.00         4.24
PMI Mortgage Insurance                      115      19,713,009.00        34.13
Radian Guaranty                               2         828,252.00         1.43
Republic Mortgage Insurance                   4       1,663,253.00         2.88
Triad Guaranty Insurance Co.                 46       7,872,262.00        13.63
United Guaranty                              19       6,577,100.00        11.39
--------------------------------------------------------------------------------
Total:                                      318     $57,763,644.00       100.00%
--------------------------------------------------------------------------------
% LTV > 80 NO MI: 0.00%
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
The information herein has been provided solely by UBS Investment Bank. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Investment Bank.
================================================================================

                                Jul 27, 2004 16:56                 Page 4  of  4